POINT WEST SECURITIES LLC

                              OPERATING AGREEMENT


                                       by

                         Point West Capital Corporation


                                       and

                           Point West Securities, LLC



                                      as of

                                  July 8, 1998

                                TABLE OF CONTENTS
                                -----------------

                                                                                                                PAGE
                                                                                                                =====




SECTION I.                 DEFINED TERMS........................................................................  1

SECTION II.                FORMATION AND NAME; OFFICE; PURPOSE; TERM............................................  3
         2.1      ORGANIZATION..................................................................................  3
         2.2      NAME OF THE COMPANY...........................................................................  3
         2.3      PURPOSE.......................................................................................  3
         2.4      TERM..........................................................................................  4
         2.5      PRINCIPAL OFFICE..............................................................................  4
         2.6      RESIDENT AGENT................................................................................  4
         2.7      MEMBERS.......................................................................................  4
         2.8      OFFICERS, DIRECTORS, AND MANAGERS............................................................   4

SECTION III.               MEMBERS; CAPITAL; CAPITAL ACCOUNTS...................................................  4
         3.1      INITIAL CAPITAL CONTRIBUTIONS.................................................................  4
         3.2      NO OTHER CAPITAL CONTRIBUTIONS REQUIRED.......................................................  4
         3.3      LOANS.........................................................................................  4

SECTION IV.                PROFIT, LOSS AND DISTRIBUTIONS.......................................................  4
         4.1      DISTRIBUTIONS OF CASH FLOW....................................................................  4
         4.2      ALLOCATION OF PROFIT OR LOSS..................................................................  4
         4.3      LIQUIDATION AND DISSOLUTION...................................................................  4

SECTION V.                 MANAGEMENT: RIGHTS, POWER AND DUTIES.................................................  5
         5.1      MANAGEMENT....................................................................................  5
         5.2      PERSONAL SERVICES.............................................................................  5
         5.3      LIABILITY AND INDEMNIFICATION.................................................................  5

SECTION VI.                TRANSFER OF INTERESTS AND WITHDRAWALS OF MEMBERS.....................................  5
         6.1      TRANSFERS.....................................................................................  5
         6.2      TRANSFER TO A SUCCESSOR.......................................................................  5

SECTION VII.      DISSOLUTION, LIQUIDATION AND TERMINATION OF THE
                           COMPANY..............................................................................  5
         7.1      EVENTS OF DISSOLUTION.........................................................................  5
         7.2      PROCEDURE FOR WINDING UP AND DISSOLUTION......................................................  6
         7.3      FILING OF ARTICLES OF CANCELLATION............................................................  6

SECTION VIII.              BOOKS, RECORDS, ACCOUNTING AND TAX ELECTIONS.........................................  6
         8.1      BANK ACCOUNTS.................................................................................  6
         8.2      BOOKS AND RECORDS.............................................................................  6



                                      (i)

                           TABLE OF CONTENTS - Cont.
                           -------------------------



         8.3      ANNUAL ACCOUNTING PERIOD......................................................................  6
         8.4      DISREGARD OF ENTITY...........................................................................  6
         8.5      TAX MATTERS PARTNER...........................................................................  6

SECTION IX.                GENERAL PROVISIONS...................................................................  7
         9.1      ASSURANCES....................................................................................  7
         9.2      NOTIFICATIONS.................................................................................  7
         9.3      SPECIFIC PERFORMANCE..........................................................................  7
         9.4      COMPLETE AGREEMENT............................................................................  7
         9.5      APPLICABLE LAW................................................................................  7
         9.6      SECTION TITLES................................................................................  7
         9.7      BINDING PROVISIONS............................................................................  8
         9.8      JURISDICTION AND VENUE........................................................................  8
         9.9      TERMS.........................................................................................  8
         9.10     SEPARABILITY OF PROVISIONS....................................................................  8
         9.11     COUNTERPARTS..................................................................................  8


Exhibit A          -  Member Taxpayer Identification and Percentage
---------
Exhibit B          -  Point West's Cash and Property Contribution
---------
                                      (ii)

                            POINT WEST SECURITIES LLC
                            -------------------------

                               OPERATING AGREEMENT
                               -------------------

         This Operating  Agreement (this "Agreement") is entered into as of this
                                          ---------
8th day of July, 1998, by and among Point West Capital Corporation, a Delaware corporation ("Point West") and Point West Securities, L.L.C.
(the "Company").

                              EXPLANATORY STATEMENT
                              ---------------------

         The Company was organized as a limited liability company in Delaware on July 8, 1998 in accordance with the terms of, and subject to the conditions set forth in, this Agreement. This Agreement sets forth the agreements under which the Company will operate. The Company was formed as a single Member limited liability company, which is intended to be disregarded for federal income tax purposes.

         NOW, THEREFORE, for good and valuable consideration, the parties, intending legally to be bound, agree as follows:

                                       I.
                                       --
                                 DEFINED TERMS
                                 =============


         The following capitalized terms shall have the meanings specified in this Section I. Other terms are defined in the text of this Agreement; and, throughout this Agreement, those terms shall have the meanings respectively ascribed to them.

         "Agreement" means this Agreement, as amended from time to time.
         ==========

         "Code" means the  Internal  Revenue  Code of 1986,  as amended,  or any
         ======
corresponding provision of any succeeding law.

         "Company" means the limited  liability  company organized in accordance
         =========
with this Agreement.

         "Delaware  Act" means the Delaware  Limited  Liability  Company Act, as
         ===============
amended from time to time.

         "Interest" means a Person's share of the Profits and Losses of, and the
         ==========
right to receive distributions from, the Company.

         "Interest Holder" means any Person who holds an Interest,  whether as a
         =================
Member or as an unadmitted assignee of a Member.

         "Involuntary  Withdrawal"  means,  with  respect  to  Point  West,  the
         =========================
occurrence of any of the following events:

              (a)      Point West  makes an  assignment  for the  benefit of
              ---
        creditors;

              (b)      Point West files a voluntary petition of bankruptcy
              ---

              (c)      Point West is adjudged bankrupt or insolvent or there
              ---
         is entered against Point West an order for relief in any bankruptcy or insolvency proceeding;

              (d)      Point  West files a petition  or answer  seeking  for
              ---
         Point West any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any statute, law, or regulation;

              (e)       Point West seeks,  consents to, or  acquiesces in the
              ---
         appointment of a trustee for, receiver for, or liquidation of Point West or of all or any substantial part of Point West's properties;

              (f)        Point  West   files  an  answer  or  other   pleading
              ---
         admitting or failing to contest the material allegations of a petition filed against Point West in any proceeding described in subsections (a) through (e);

              (g)        any    proceeding    against   Point   West   seeking
              ---
         reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any statute, law, or regulation, continues for one hundred twenty (120) days after the commencement thereof, or the appointment of a trustee, receiver, or liquidator for Point West or all or any substantial part of Point West's properties without Point West's Agreement or acquiescence, which appointment is not vacated or stayed for one hundred twenty (120) days or, if the appointment is stayed, for one hundred twenty (120) days after the expiration of the stay during which period the appointment is not vacated; or

              (h)        Point  West's  death  or  adjudication  by a court of
              ---
         competent jurisdiction as incompetent to manage Point West's person or property.

         "Member"   means   Point  West  and  any  Person  who subsequently is
         ========
admitted as a member of the Company.

         "Membership Rights" means all of the rights of a Member in the Company,
         ===================
including a Member's (a) Interest; (b) right to inspect the Company's books and records; (c) right to participate in the management of and vote on matters coming before the Company; and (d) unless this Agreement or the Articles of Organization provide to the contrary, right to act as an agent of the Company.

         "Person"  means and includes an individual,  corporation,  partnership,
         ========
association, limited liability company, trust, estate, or other entity.

         "Positive  Capital  Account"  means a  Capital  Account  with a balance
         ===========================
greater than zero.

         "Profit"  and "Loss"  means,  for each  taxable year of the Company (or
         ========      =======
other period for which Profit or Loss must be computed) the Company's taxable income or loss determined in accordance with the Code.

         "Regulation" means the income tax regulations,  including any temporary
         ============
regulations, from time to time promulgated under the Code.

         "Successor" means all Persons to whom all or any part of an Interest is
         ===========
transferred either because of (a) the sale or gift by Point West of all or any part of its Interest, (b) an assignment of Point West's Interest due to Point West's Involuntary Withdrawal, or (c) because such Person dies and the persons are such Person's personal representatives, heirs, or legatees.

         "Transfer"   means,   when  used  as  a  noun,   any  voluntary   sale,
         ==========
hypothecation, pledge, assignment, attachment, or other transfer, and, when used as a verb, means voluntarily to sell, hypothecate, pledge, assign, or otherwise transfer.

         "Withdrawal" means a Member's dissociation from the Company by any
         ============
means.
                                       II.
                                       ==
                    FORMATION AND NAME; OFFICE; PURPOSE; TERM
                    =========================================


         II.1     ORGANIZATION.    Point West  Securities,  LLC has organized a
         ----     =============
limited liability company pursuant to the Act and the provisions of this Agreement and, for that purpose, has caused Articles of Organization to be prepared, executed and filed under the Delaware Act on July 8, 1998.

         II.2      NAME OF THE  COMPANY.   The name of the  Company  shall be
         ---       ====================
"Point West Securities LLC". The Company may do business under that name and under any other name or names upon which Point West may, in its sole discretion, determine. If the Company does business under a name other than that set forth in its Articles of Organization, then the Company shall file a trade name certificate as required by law.

         II.3  PURPOSE.    Company is  organized  to engage in any  lawful  act
         ----  =======
or activity for which a limited liability company may be organized under the Delaware Act, and to do any and all things necessary, convenient, or incidental to that purpose.

         II.4  TERM.   The  term of the  Company  began  upon the filing of the
         ----  ====
Articles of Organization under the Delaware Act and shall continue in existence until July 31, 2028, unless its existence is sooner terminated pursuant to
Section VII of this Agreement.

         II.5  PRINCIPAL OFFICE.  The principal  office of the  Company in the
         ----  ================
State of Delaware shall be located at 1220 North Market Street, Suite 606, Wilmington, Delaware 19801, or at any other place within the State of Delaware which Point West, in its sole discretion, determines.

         II.6  RESIDENT AGENT. The name and  address  of the Company's  resident
         ----  ==============
agent in the  State of  Delaware  shall be Registered Agents, Ltd.

         II.7  MEMBERS.  The   name,   present   mailing   address,  taxpayer
         ----  =======
identification  number and Percentage of each Member are set forth on Exhibit
                                                                      -------
"A".
---

                                  SECTION III.
                                  ------------
                       MEMBERS; CAPITAL; CAPITAL ACCOUNTS
                       ==================================

         III.1  INITIAL CAPITAL CONTRIBUTIONS. Upon  the  execution  of  this
         ----  =============================
Agreement, Point West shall contribute to the Company the cash and property set forth on Exhibit "B", as the single and sole Member of the Company.
         -----------

         III.2  NO OTHER CAPITAL CONTRIBUTIONS REQUIRED.  No  Member  shall  be
         -----  =======================================
required to contribute any additional capital to the Company, and except as set forth in the Act, no Member shall have any personal liability for any obligations of the Company.

         III.3 LOANS.  Any Member may, at any time,  make or cause a loan to be
         ----- =====
made to the Company in any amount and on those terms upon which the Company and the Member agree.

                                       IV
                                       --
                         PROFIT, LOSS AND DISTRIBUTIONS
                         ==============================

         IV.1  DISTRIBUTIONS OF CASH FLOW. Cash Flow for  each  taxable  year of
         ----  ==========================
the Company shall be distributed to Point West no later than seventy-five (75) days after the end of the taxable year.

         IV.2  ALLOCATION OF PROFIT OR LOSS.  All  Profit  or  Loss   shall  be
         ----  ============================
allocated to Point West, as the single and sole Member of the Company.

         IV.3  LIQUIDATION AND DISSOLUTION. If the  Company is  liquidated, the
         ----  ===========================
assets of the Company shall be distributed to Point West or to a Successor or Successors.

                                       V.
                      MANAGEMENT: RIGHTS, POWER AND DUTIES
                      ====================================


         V.1   MANAGEMENT. The Company shall be managed solely by the Members.
         ---   ==========

         V.2   PERSONAL SERVICES.  No member  shall be required  to perform
         ---   =================
services for the Company solely by virtue of being a Member.

          V.3  LIABILITY AND INDEMNIFICATION.
          ---  =============================

               1.   The   Members   shall  not  be    liable,  responsible,  or
         accountable,  in    damages or  otherwise,  to the Company for any act
         performed by any of them with respect to Company matters, except for fraud.

               2. The Company shall indemnify Members for any act performed by any of them with respect to Company matters, except for fraud.

                                       VI
                                       --
                           TRANSFER OF INTERESTS AND
                           =========================
                             WITHDRAWALS OF MEMBERS
                             ======================

         VI.1   TRANSFERS. Point  West may  Transfer  all, or any portion of, or
         ----   =========
its interest or rights in, its Membership Rights to one or more Successors.

         VI.2   TRANSFER  TO A  SUCCESSOR.  In the event of any Transfer  of all
         ----   =========================
or any part of Point West's Interest to a Successor, the Successor shall thereupon become a Member and the Company shall be continued.

                                      VII.
                                      ---
                          DISSOLUTION, LIQUIDATION AND
                          ============================
                           TERMINATION OF THE COMPANY
                           ===========================

         VII.1 EVENTS OF DISSOLUTION. The Company shall be dissolved upon the
         ----- =====================
happening of any of the following events:

               1. When the period fixed for its duration in Section 2.4 has expired; or

               2. If one or all of the Members unanimously determine to dissolve the Company.

         The  Company  shall  not  dissolve   merely  because  of  Point  West's
Involuntary Withdrawal.

         VII.2 PROCEDURE  FOR WINDING UP AND  DISSOLUTION.  If  the  Company  is
         ----- ==========================================
dissolved, the affairs of the Company shall be wound up. On winding up of the Company, the assets of the Company shall be distributed, first, to creditors of the Company in satisfaction of the liabilities of the Company, and then to the Persons who are the Members of the Company in proportion to their Interests.

         VII.3 FILING OF ARTICLES OF CANCELLATION.  If the Company is dissolved,
         ----- ==================================
Articles of Cancellation shall be promptly filed with the Delaware Secretary of State. If there are no remaining Members, the Articles shall be filed by the last Person to be a Member; if there are no remaining

Members, or a Person who last was a Member, the Articles shall be filed by the legal or personal representatives of the Person who last was a Member.

                                      VIII.
                                      -----
                           BOOKS, RECORDS, ACCOUNTING
                           --------------------------
                                AND TAX ELECTIONS
                                =================

         VIII.1 BANK  ACCOUNTS.  All  funds  of the  Company  shall be deposited
         ------ ==============
in a bank account or accounts opened in the Company's name. The Member shall unanimously determine the institution or institutions at which the accounts will be opened and maintained, the types of accounts, and the Persons who will have authority with respect to the accounts and the funds therein.

         VIII.2 BOOKS AND RECORDS.  The Members shall keep or cause to be kept
         ------ =================
complete and accurate books and records of the Company and supporting documentation of the transactions with respect to the conduct of the Company's business. The books and records shall be maintained in accordance with sound accounting principles and practices.

         VIII.3 ANNUAL ACCOUNTING PERIOD.  The  annual  accounting period of the
         ------ ========================
Company shall be its taxable year. The Company's taxable year shall be selected by the Members, subject to the requirements and limitations of the Code.

         VIII.4 DISREGARD OF ENTITY.  Point West and the Company intend  for the
         ------ ====================
Company to be treated as a partnership for federal income tax purposes, if the Company has two or more Members, and otherwise as an entity that is disregarded as an entity separate from its owner for federal income tax purposes pursuant to Treasury Regulation Section 301.7701-3.

         VIII.5 TAX MATTERS PARTNER.  To the extent applicable, Point West shall
         ------ ===================
act as the "tax matters partner" within the meaning of Section 623(a)(7) of the Code.

                                      IX.
                                      --
                               GENERAL PROVISIONS
                               ==================

         IX.1  ASSURANCES.   Each  Member  shall  execute all  such certificates
         ----  ==========
and other documents and shall do all such filing, recording, publishing, and other acts as the Members deem appropriate to comply with the requirements of law for the formation and operation of the Company and to comply with any laws, rules, and regulations relating to the acquisition, operation, or holding of the property of the Company.

         IX.2  NOTIFICATIONS. Any  notice,  demand,  consent,  election, offer,
         ----  =============
approval, require, or other communication (collectively, a "notice") required or
                                                            ------
permitted under this Agreement must be in writing and either delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested. A notice must be addressed to an Interest Holder at the Interest Holder's last known address on the records of the Company. A notice to the Company must be addressed to the Company's principal office. A notice delivered personally will be deemed given only when acknowledged in writing by the person to whom it is delivered. A notice that is sent by mail will be deemed given three (3) business days after it is mailed. Any party may designate, by notice to all of the others, substitute addresses or addresses for notices; and, thereafter, notices are to be directed to those substitute addresses or addressees.

         IX.3  SPECIFIC PERFORMANCE.  The  parties  recognize  that  irreparable
         ----  ====================
injury will result from a breach of any provision of this Agreement and that money damages will be inadequate to fully remedy the injury. Accordingly, in the event of a breach or threatened breach of one or more of the provisions of this Agreement, any party who may be injured (in addition to any other remedies which may be available to that party) shall be entitled to one or more preliminary or permanent orders 1. restraining and enjoining any act which would constitute a breach or 2. compelling the performance of any obligation which, if not performed, would constitute a breach.

         IX.4  COMPLETE AGREEMENT.  This  Agreement  constitutes  the  complete
         ----  ==================
and exclusive statement of the agreement among the Company and the original Member. It supersedes all prior written and oral statements, including any prior representation, statement, condition, or warranty. Except as expressly provided otherwise herein, this Agreement may not be amended without the written consent of all of the Members.

         IX.5  APPLICABLE   LAW. All  questions   concerning  the construction,
         ----  ================
validity, and interpretation of this Agreement and the performance of the obligations imposed by this Agreement shall be governed by the internal law, not the law of conflicts, of the State of Delaware.

         IX.6  SECTION  TITLES.  The headings herein are inserted as a matter of
         ----  ===============
convenience only, and do not define, limit or describe the scope of this Agreement or the intent of the provisions hereof.

         IX.7  BINDING PROVISIONS. This Agreement is binding upon, and inures to
         ----  ==================
the benefit of, the parties hereto and their respective heirs, executors, administrators, personal and legal representatives, Successors, and permitted assigns.

         IX.8  JURISDICTION  AND VENUE. Any suit involving any dispute or matter
         ----  =======================
arising under this Agreement may only be brought in the United States District Court for the District of Delaware or any Delaware State Court having jurisdiction over the subject matter of the dispute or matter. All Members hereby consent to the exercise of personal jurisdiction by any such court with respect to any such proceeding.

         IX.9  TERMS. Common nouns and pronouns shall be deemed to refer to the
         ----  =====
masculine, feminine, neuter, singular and plural, as the identity of the Person may in the context require.

         IX.10 SEPARABILITY OF PROVISIONS. Each  provision of  this   Agreement
         ----- ==========================
shall be considered separable; and if, for any reason, any provision or provisions herein are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement which are valid.

         IX.11 COUNTERPARTS. This   Agreement   may  be  executed simultaneously
         ----- ============
in two or more counterparts each of which shall be deemed an original, and all of which, when taken together, constitute one and the same document. The signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

         IN WITNESS WHEREOF, the parties have executed, or caused this Agreement to be executed, under seal, as of the date set forth hereinabove.

WITNESS OR ATTEST:
=================

                                          POINT WEST SECURITIES, LLC



                                          By: Michael Gallo
                                             ------------------------
                                              Managing Director


                                          POINT WEST CAPITAL CORPORATION


                                          By: Alan B. Perper
                                              ------------------------
                                              President

                                    Exhibit A
                                    ----------


Point West Capital Corporation
1700 Montgomery Street, Suite 250
San Francisco, CA 94111
EIN:  94-3165263

Percentage of Member: 100%

                                    Exhibit B


3.1 INITIAL CAPITAL CONTRIBUTIONS.
Cash contribution to Point West Securities, LLC


$250,000